UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2015

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01              Completion of Acquisition or Disposition of Assets.

On January 12, 2015, pursuant to that certain Agreement and Plan of Merger, dated as of July 15, 2014 (the “Merger Agreement”), by and among Rockwood Holdings, Inc., a Delaware corporation (the “Company”), Albemarle Corporation, a Virginia corporation (“Albemarle”), and Albemarle Holdings Corporation, a Delaware corporation and wholly-owned subsidiary of Albemarle (“Merger Sub”), Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Albemarle (the “Merger”).

At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) (other than shares owned, directly or indirectly, by the Company, Albemarle or Merger Sub immediately prior to the effective time of the Merger or shares with respect to which appraisal rights were properly exercised and not withdrawn (together, the “Excluded Shares”)) was converted into the right to receive (x) $50.65 in cash, without interest, and (y) 0.4803 of a share of common stock, par value $0.01 per share, of Albemarle (“Albemarle Common Stock”) ((x) and (y) together, the “Merger Consideration”).  No fractional shares of Albemarle Common Stock will be issued in the Merger, and the Company’s former stockholders will receive cash in lieu of any fractional shares, if any, of Albemarle Common Stock.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 18, 2014, and is incorporated by reference herein.  The information set forth in Items 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Albemarle and the Company notified the New York Stock Exchange (the “NYSE”) that each issued and outstanding share of Company Common Stock (other than the Excluded Shares (excluding shares held by any wholly-owned subsidiaries of the Company)) was canceled and that each outstanding share of Company Common Stock (other than the Excluded Shares) was converted into the right to receive the Merger Consideration.  As a result, all shares of Company Common Stock were removed from trading on the NYSE following the close of trading on January 12, 2015.  Accordingly, the Company requested on January 12, 2015 that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the shares of Company Common Stock from the NYSE and the deregistration of the shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Additionally, the Company intends to file a Form 15 with the SEC requesting the termination of registration of the shares of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.  The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03              Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, each outstanding share of Company Common Stock, other than the Excluded Shares, was converted into the right to receive the Merger Consideration as further described above in Item 2.01.  Upon the effective time of the Merger, holders of shares of Company Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Merger Consideration, or, in the case of shares as to which appraisal rights have been properly exercised and not withdrawn, the rights pursuant to Section 262 of the Delaware General Corporation Law).

The description of the Merger and the Merger Agreement contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 18, 2014, and is incorporated by reference herein.  The information set forth in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01              Changes in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Albemarle on January 12, 2015.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Albemarle funded the aggregate cash portion of the Merger Consideration using (i) the net proceeds of the issuance in November 2014 in the United States by Albemarle of $1.025 billion of new senior notes, which consists of (a) $250,000,000 aggregate principal amount of 3.000% Senior Notes due 2019, (b) $425,000,000 aggregate principal amount of 4.150% Senior Notes due 2024, and (c) $350,000,000 aggregate principal amount of 5.450% Senior Notes due 2044, (ii) the net proceeds of the issuance in December 2014 in Europe by Albemarle of €700,000,000 aggregate principal amount of 1.875% Senior Notes due 2019, (iii) borrowings by Albemarle of $1.0 billion under a term loan that matures 364 days after completion of the Merger, (iv) borrowings by Albemarle of $800,000,000 under a cash bridge facility that matures 60 days after completion of the Merger and (v) borrowings of $250,000,000 under Albemarle’s existing revolving credit facility.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2015, in connection with the Merger and immediately upon the effective time of the Merger, each member of the board of directors of the Company resigned.  The directors who resigned were: Seifi Ghasemi, Sheldon R. Erikson, Douglas L. Maine, J. Kent Masters and Alejandro D. Wolff.  These resignations were not a result of any disagreements between the Company and the current directors on any matter relating to the Company’s operations, policies or practices.  Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, the director of Merger Sub immediately prior to the effective time of the Merger, Karen G. Narwold, became the director of the Company.

Also, immediately following the effective time of the Merger, Messrs. Robert J. Zatta and Thomas J. Riordan ceased their employment as Acting Chief Executive Officer and Chief Financial Officer and Executive Vice President and Chief Administrative Officer and Corporate Secretary, respectively, of the Company.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the Amended and Restated Certificate of Incorporation of the Company as in effect immediately prior to the effective time of the Merger and as amended by the Certificate of Merger filed with the Delaware Secretary of State on January 12, 2015, became the certificate of incorporation of the Company from and after the effective time of the Merger until thereafter amended in accordance with the provisions thereof and applicable law.  Pursuant to the terms of the Merger Agreement, the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the bylaws of the Company, except that the references to Merger Sub’s name therein were replaced by references to “Rockwood Holdings, Inc.”  The Amended and Restated Certificate of Incorporation of the Company has been filed as exhibit 3.1 to the Company’s Registration Statement on Form S-1 on August 4, 2005 and is incorporated herein by reference.  The Bylaws of the Company are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01              Other Events.

On January 12, 2015, Rockwood Specialties Group, Inc. (“RSGI”), a wholly-owned subsidiary of the Company, entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), among Albemarle, RSGI and Wells Fargo Bank, National Association, as trustee. The Second Supplemental Indenture supplements and amends the Indenture, dated as of September 25, 2012, as supplemented by the First Supplemental Indenture, dated as of September 25, 2012, among RSGI, the Company and Wells Fargo Bank, National Association, as trustee, by adding a guarantee by Albemarle of RSGI’s 4.625% Senior Notes due 2020. A copy of the Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated July 15, 2014, between Rockwood Holdings, Inc., Albemarle Corporation and Albemarle Holdings Corporation (filed as Exhibit 2.1 to the Company’s 8-K on July 18, 2014).

3.1	Amended and Restated Certificate of Incorporation of Rockwood Holdings, Inc. (filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-122764) on August 4, 2005).

3.2	The By-laws of Rockwood Holdings, Inc., effective as of January 12, 2015

4.1	Second Supplemental Indenture, dated as of January 12, 2015, among Albemarle Corporation, Rockwood Specialties Group, Inc. and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated July 15, 2014, between Rockwood Holdings, Inc., Albemarle Corporation and Albemarle Holdings Corporation (filed as Exhibit 2.1 to the Company’s 8-K on July 18, 2014).

3.1	Amended and Restated Certificate of Incorporation of Rockwood Holdings, Inc. (filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-122764) on August 4, 2005).

3.2	The By-laws of Rockwood Holdings, Inc., effective as of January 12, 2015

4.1	Second Supplemental Indenture, dated as of January 12, 2015, among Albemarle Corporation, Rockwood Specialties Group, Inc. and Wells Fargo Bank, National Association, as trustee.